UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 21 , 2020

BOXLIGHT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	8211	46-4116523
(State of Incorporation)	(Primary Standard Industrial Classification Code Number.)	(IRS Employer Identification No.)

BOXLIGHT CORPORATION

1045 Progress Circle

Lawrenceville, Georgia 30043

(Address Of Principal Executive Offices) (Zip Code)

678-367-0809

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.0001 per share	BOXL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

This amendment no. 1 amends the Current Report on Form 8-K, filed on September 22, 2020 (the “Form 8-K”) to report the sale by Boxlight Corporation (the “Company”) of securities to Lind Global Asset Management LLC. The Form 8-K is being amended to update the method of sale used, as between filing of the Form 8-K and closing, the parties determined that the securities would be sold pursuant to the Company’s effective shelf registration statement (SEC File No. 333-239939) (the “Registration Statement”) as opposed to being sold through an exempt offering. All other details reported on the Form 8-K, other than as set forth below, remain the same.

Item 1.01	Entry Into Material Definitive Agreements.

As previously reported on September 21, 2020, Boxlight Corporation, a Nevada corporation (“Boxlight” or the “Company”), entered into a securities purchase agreement (the “Lind SPA”) with Lind Global Asset Management, LLC, a Delaware limited liability company (“Lind”), pursuant to which Lind purchased from the Company a $22,000,000 secured convertible note (the “Convertible Note”) and 310,399 shares of Class A common stock of the Company (the “Bonus Shares”) in exchange for payment of $20,000,000 (the “Funding”). Under the terms of the Lind SPA, in addition to the issuance of the Convertible Note, the Company paid to Lind a commitment fee of $400,00. The Convertible Note has a term of 24-months, bears a 4% interest rate per annum (0% interest so long as the Common Stock trades at $3.50 or more per share), is repayable in 22 equal installments commencing 60 days after the Funding and, at the option of the Company, may be repaid in either cash or Common Stock. Prior to closing, the terms of the transaction changed such that the parties determined the sale would be made as a primary offering, as opposed to an exempt offering, such that the Convertible Note and the Bonus Shares sold in the offering were being sold pursuant to the Company’s effective registration statement on Form S-3 (SEC File No. 333-239939) (the “Registration Statement”).

As such, the Bonus Shares and conversion shares underlying the Convertible Note, consisting of a total of up to 7,261,992 shares of Common Stock, will be available for issuance pursuant to the Registration Statement and the related base prospectus included therein, as supplemented by the prospectus supplement dated July 28, 2020, as amended (the “Base Prospectus”), and the prospectus supplement, filed September 24, 2020. The legal opinion and consent of Michelman & Robinson LLP addressing the validity of the Common Stock sold in the above offering is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
5.1	Legal Opinion of Michelman & Robinson LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2020

BOXLIGHT CORPORATION

By:	/s/ Takesha Brown
Name:	Takesha Brown
Title:	Chief Financial Officer